Subsequent Event	3 Months Ended
Mar. 31, 2026
Notes and other explanatory information [abstract]
Subsequent Event

19.	Subsequent Event:

During April 2026, the Company settled 1,244,032 RSUs through the issuances of Class A common shares. In connection with this settlement, 684,386 RSUs were withheld and cancelled to satisfy withholding tax obligations.

Also, during April 2026, the Company entered into a settlement agreement with the lender to extinguish its project financing loan. Under the terms of the agreement, the Company paid a cash settlement of CDN$60 thousand for the full and final settlement of the outstanding obligation of CDN$240 thousand.